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                                                                    EXHIBIT 10.1


                              SEVENTH AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 11th day of October, 2000, by and among PLAINS RESOURCES INC., a Delaware corporation (the "Company"), FIRST UNION NATIONAL BANK (assignee of ING (U.S.) Capital LLC, successor in interest to ING (U.S.) Capital Corporation), as Agent ("Agent"), and the Lenders named herein.

                              W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 22, 1998, as amended by a First Amendment to Fourth Amended and Restated Credit Agreement dated November 17, 1998, a Second Amendment to Fourth Amended and Restated Credit Agreement dated March 15, 1999, a Third Amendment to Fourth Amended and Restated Credit Agreement dated June 21, 1999, a Fourth Amendment to Fourth Amended and Restated Credit Agreement dated September 15, 1999, a Fifth Amendment to Fourth Amended and Restated Credit Agreement dated December 1, 1999, a Limited Waiver and Consent dated as of January 28, 2000 and a Sixth Amendment to Fourth Amended and Restated Credit Agreement dated as of June 12, 2000 (as amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                   ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this Seventh Amendment to Fourth Amended and Restated Credit Agreement.

          "Amendment Documents" means this Amendment.

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          "Credit Agreement" means the Original Agreement as amended hereby.


                           ARTICLE II. -- Amendments

     (S) 2.1. Definitions - Indebtedness. Clause (e) of the definition of "Indebtedness" in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

     (e) indebtedness of others Guaranteed by such Person, excluding indebtedness under forward, future, swap or hedging contracts permitted under Section 8.33 that does not constitute "Indebtedness" as defined in clause (h) below;

     (S) 2.2. Limitation on Liens. Section 8.08 of the Original Agreement is hereby amended by (i) redesignating clause (l) as clause (k), and (ii) adding a new clause (j) thereto, to read as follows:

          (j) Liens by the Company or a Subsidiary on money, assets, letters of credit or other security pledged to secure Indebtedness and other indebtedness and obligations under any forward, future, swap or hedging contract permitted under Section 8.33(b), provided, that the aggregate amount of such security subject to such Liens does not at any time exceed the aggregate amount of $25,000,000; and

     (S) 2.3. Dividend Payments. The reference to "$50,000,000" set forth in the first clause of Section 8.11(c) of the Original Agreement is hereby amended by referring instead to "$50,000,000, and during the period from October 11, 2000 through September 30, 2001, an additional $50,000,000,".

     (S) 2.4. Dividend Payments - Series F and Series G. Section 8.11 of the Original Agreement is hereby amended by (i) deleting the term "and" at the end of clause (b) thereof, (ii) deleting the period at the end of clause (c) thereof and substituting therefor ";", and (iii) adding clauses (d) and (e) at the end thereof, to read as follows:

          (d) declare and make regularly scheduled Dividend Payments for the year 2001 in cash in respect of the Company's Series F Cumulative Convertible Preferred Stock, stated value $1,000 per share, provided, the aggregate amount of all such Dividend Payments during the year 2001 shall not exceed $5,000,000; and

          (b) declare and make regularly scheduled Dividend Payments for the year 2001 in cash in respect of the Company's Series G Cumulative Convertible Preferred Stock, stated value $500 per share, provided, the aggregate amount of all such Dividend Payments during the year 2001 shall not exceed $8,450,000.

     (S) 2.5. New Borrowing Base. Pursuant to Section 2.08 of the Credit Agreement, Agent hereby notifies the Company that Supermajority Lenders have redetermined the Borrowing Base as $225,000,000, effective for the period beginning on and including the date hereof and continuing until but not including the next date as of which the Borrowing Base is redetermined.

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                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company and Majority Lenders (and, as to Section 2.5, Supermajority Lenders), and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

          (A) Officer's Certificate. A certificate of a duly authorized officer of the Company to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof.

          (B) Supporting Documents. Such supporting documents as Agent may reasonably request.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of the Company. In order to induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders, subject to, in regard to the penultimate sentence of Section 7.02, the Unauthorized Trading Losses, as referred to in the Company's annual report on Form 10-K for the year ended December 31, 1999. No Default has occurred and is continuing.

          (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by the Company and the Subsidiaries of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or

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     any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2. Ratification of Security Documents. The Company, Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or

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agreements and covenants of, the Company under this Amendment and under the
Credit Agreement.

     (S) 5.4. Basic Documents. This Amendment and each of the other Amendment Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

     (S) 5.5. GOVERNING LAW. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.6. Counterparts. This Amendment and each of the other Amendment Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              PLAINS RESOURCES INC.

                              By:   /s/ Phil Kramer
                                 ------------------
                                 Phil Kramer, Executive Vice President

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                              FIRST UNION NATIONAL BANK,
                              as Agent, LC Issuer and a Lender

                              By:   /s/ Robert R. Wetteroff
                                 --------------------------
                                 Robert R. Wetteroff, Senior Vice President


                              FLEET NATIONAL BANK
                              (f/k/a BankBoston, N.A.), Lender

                              By:   /s/ Terrence Ronan
                                 ---------------------
                                 Terrence Ronan, Director


                              BANK OF AMERICA, N.A., Lender

                              By:
                                 ---------------------
                                 Name:
                                 Title:


                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION, Lender

                              By:
                                 ---------------------
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK
                              (successor to Chase Bank of Texas, N.A.), Lender

                              By:
                                 ---------------------
                                 Name:
                                 Title:


                              COMERICA BANK-TEXAS, Lender

                              By:   /s/ Martin W. Wilson
                                 -----------------------
                                 Martin W. Wilson, Vice President

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                              FORTIS CAPITAL CORP.
                              (f/k/a MeesPierson Capital Corp.), Lender

                              By:
                                 ---------------------
                                 Name:
                                 Title:

                              By:
                                 ---------------------
                                 Name:
                                 Title:


                              BANK OF SCOTLAND, Lender

                              By:
                                 ---------------------
                                 Name:
                                 Title:


                              U.S. BANK NATIONAL ASSOCIATION, Lender

                              By:
                                 ---------------------
                                 Name:
                                 Title:


                              HIBERNIA NATIONAL BANK

                              By:
                                 ---------------------
                                 Name:
                                 Title:


                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:
                                 ---------------------
                                 Name:
                                 Title:

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                             CONSENT AND AGREEMENT

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Amended and Restated Guaranty dated May 22, 1998 made by it for the benefit of Agent and Lenders, and
(iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                         PLAINS RESOURCES INTERNATIONAL INC.
                         STOCKER RESOURCES, INC.
                         PLAINS ILLINOIS INC.


                         By:   /s/ Phil Kramer
                            ------------------
                            Phil Kramer, Executive Vice President


                         STOCKER RESOURCES, L.P.

                         By:  Stocker Resources, Inc.,
                              its General Partner


                              By:   /s/ Phil Kramer
                                 ------------------
                                 Phil Kramer, Executive Vice President

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     The undersigned Subsidiary Guarantor hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Guaranty dated July 1, 1999 made by it for the benefit of Agent and Lenders, and (iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                         ARGUELLO INC.


                         By:   /s/ Phil Kramer
                            ------------------
                              Name:  Phil Kramer
                              Title: Executive Vice President

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